LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
                                       of
                       HOLLYWOOD ENTERTAINMENT CORPORATION


           Pursuant to the Offer to Purchase dated December 23, 1997


             THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
       EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON FRIDAY, JANUARY 23, 1998
                          UNLESS THE OFFER IS EXTENDED









                        The Depositary for the Offer is:
                   Continental Stock Transfer & Trust Company
                             Facsimile Transmission:
                                 (212) 509-5150
                        (For Eligible Institutions Only)

                               To Confirm Receipt:
                             212-509-4000, ext. 535


By Mail:                                       By Hand or Overnight Courier:
Tender & Exchange Department                   Tender & Exchange Department
2 Broadway                                     2 Broadway
New York, New York  10004                      New York, New York  10004


          Your bank or broker can assist you in completing this Letter of Transmittal. The instructions enclosed with this Letter of Transmittal must be followed and should be read carefully. Questions and requests for additional copies of the Offer to Purchase (as defined below) and this Letter of Transmittal may be directed to the Information Agent as indicated in Instruction 8.

          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

          This Letter of Transmittal is to be completed by shareholders if (A) certificates for Shares (as defined below) are to be forwarded herewith or (B) tenders of Shares are to be made by book-entry transfer into the account of Continental Stock Transfer & Trust Company as Depositary (the "Depositary") at The Depository Trust Company or the Philadelphia Depository Trust Company (each a "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase. Shareholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders." Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------
Name(s) & Address(es) of Registered Holder(s)  Share Certificate(s) and Share(s)
     (Please fill in, if blank, exactly as     Tendered (Attach additional
     name(s) appear(s) on certificate(s))      signed list if necessary)
--------------------------------------------------------------------------------
                            |                   Total Number
                            |     Shares         of Shares          Number
                            | Certificate(s)  Represented By      of Shares
                            |   Number(s)*    Certificate(s)*     Tendered**
                            |
                            |
                            |
                            |
                            |
                            | Total Shares
--------------------------------------------------------------------------------

*    Need not be completed by Book-Entry Shareholders.
** Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.


[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution _________________________________________________
Name of Book-Entry Transfer Facility __________________________________________
Book-Entry Transfer Facility Account Number ___________________________________ Transaction Code Number _______________________________________________________

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Names(s) of Registered Holder(s) ______________________________________________
Window Ticket Number (if any) _________________________________________________
Date of Execution of Notice of Guaranteed Delivery ____________________________ Name of Institution which Guaranteed Delivery _________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          The undersigned hereby tenders to Hollywood Entertainment Corporation, an Oregon corporation (the "Company"), the above-described shares of common stock (the "Shares") at a purchase price of $11.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 23, 1997 and any amendments or supplements thereto (the "Offer to Purchase"), and in this Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged.

          Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms and conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Shares tendered hereby or orders the registration of such Shares if being tendered by book-entry transfer and hereby appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) or transfer ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, together in either case with appropriate evidence of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary as the undersigned's agent, of the aggregate Purchase Price (as defined below) with respect to such Shares, (b) present such Shares for cancellation and transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

          The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and (b) when and to the extent that the Shares are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title to such Shares, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim,
(c) upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment, transfer and purchase of the Shares tendered hereby.

          All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the undersigned.

          Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for payment by the Company pursuant to the Offer, may also be withdrawn at any time after February 23, 1998. See Section 4 of the Offer to Purchase.

          The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representations and warranty that (i) the undersigned owns the Shares being tendered, (ii) the undersigned has a net long position in the Shares or equivalent securities at least equal to the Shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (iii) such tender of Shares complies with Rule 14e-4 under the 1934 Act.

          The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

          Unless otherwise indicated herein under "Special Payment Instructions," please mail the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and Special Payment Instructions are completed, please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such certificate to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above.

          The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of its registered holder(s) or to order the registration or transfer of Shares tendered by book-entry transfer if the Company does not accept for payment any of the Shares so tendered.

     SPECIAL PAYMENT INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 1, 5, 6 and 7)        (See Instructions 1, 5, 6 and 7)

To be completed ONLY if                 To be completed ONLY if
certificate(s) for Shares not           certificate(s) for Shares not
tendered or not accepted for payment    tendered or not accepted for payment
and/or the check for the purchase       and/or the check for the purchase
price of Shares accepted for payment    price of Shares accepted for payment
are to be issued in the name of         are to be mailed to someone other
someone other than the undersigned,     than the undersigned, or to the
or if Shares tendered by book-entry     undersigned at an address other than
transfer which are not accepted for     that shown above.
payment are to be returned by credit
to an account maintained at the Book-
Entry Transfer Facility.                Mail |_| check |_| certificate(s)
                                        to:
Issue |_| check |_| certificate(s)
to:                                     Name
                                            -------------------------------
Name                                               (Please Print)
    -------------------------------
           (Please Print)               Address
                                               ----------------------------
Address
       ----------------------------     -----------------------------------
           (Include Zip Code)                   (Include Zip Code)

-----------------------------------     -----------------------------------
    (Tax Identification or Social           (Tax Identification or Social
            Security No.)                           Security No.)
  (See Substitute Form W-9 included       (See Substitute Form W-9 included
               herein)                                 herein)

Credit Shares tendered by Book-Entry
Transfer that are not accepted for
payment to Book-Entry Transfer
Facility.



-------------------------------------
(Book-Entry Transfer Facility Account
No., if applicable)

                                    SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Dated:                                                                 , 199
      -----------------------------------------------------------------     --

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


Name(s)
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title)
                     ----------------------------------------------------------
Address
       ------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone
Number
      -------------------------------------------------------------------------

Tax Identification or
Social Security No.
                   ------------------------------------------------------------

                  COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN
                            Guarantee of Signature(s)
                           (See Instructions 1 and 5)

Authorized Signature
                    -----------------------------------------------------------
Name
    ---------------------------------------------------------------------------
                             (Please Type or Print)

Title
     --------------------------------------------------------------------------

Name of Firm
            -------------------------------------------------------------------

Address
       ------------------------------------------------------------------------

Dated:                                                                  , 199
      ------------------------------------------------------------------     --

                                  INSTRUCTIONS

              Forming Part Of The Terms And Conditions Of The Offer

     1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Share(s)), unless such holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" included herein or (ii) if such Shares are tendered for the account of a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be completed either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), or an Agent's Message in connection with a book-entry transfer, in each case properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date.

     Shareholders whose Share Certificates are not immediately available, or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message from a Book-Entry Transfer Facility transmitted to, and received by, the Depository forming a part of a timely confirmation of a book-entry transfer of Shares (a "Book- Entry Confirmation") which states that: (a) such Book-Entry Transfer Facility has received from the participant in such Book-Entry Transfer Facility an express acknowledgment of such participant's lender of the Shares that are the subject of the Book-Entry Confirmation and specifying the price at which such Shares are to be tendered, (b) the participant in such Book-Entry Transfer Facility has received and agrees to be bound by the terms of the Letter of Transmittal, and
(c) the Company may enforce such agreement against the participant in such Book-Entry Transfer Facility.

     Delivery of Documents to a Book-Entry Transfer Facility in accordance with such Facility's procedures does not constitute delivery to the Depository.

     The Notice of Guaranteed Delivery may be delivered by hand or by facsimile transmission or mail to the Depository and must include a guarantee by an Eligible Institution on the form set forth in such notice.

     The method of delivery of Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of such shareholder's tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders. (Not Applicable to Shareholders Who Deliver Shares by Book-Entry.) If fewer than all the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the purchase of Shares pursuant to the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, each such owner must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment of the purchase price for Shares is to be made to or certificates for Shares not tendered or purchased are to be in the name of a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as provided in this Instruction 6, the Company will pay any stock transfer taxes with respect to the transfer and sale of the purchased Shares pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby and if applicable) if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check for the aggregate purchase price of any Shares purchased is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal, or if a check and/or such certificates are to be mailed to a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Shareholders may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Shareholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated herein.

     8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the addresses and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or brokers, dealers, commercial banks or trust companies.

     9. Waiver of Conditions. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares. The Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of the Company, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     10. Substitute Form W-9. Each tendering shareholder generally is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the shareholder's social security or federal employer identification number, on Substitute Form W-9 contained herein. Failure to provide the information on the form may subject the tendering shareholder to a $50 penalty and a 31% federal income tax withholding on the payment of the purchase price for Shares. The box in Part I of the Substitute Form W-9 may be checked if the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part I is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will thereafter withhold a $50 penalty and 31% of any purchase price payment made for Shares before a TIN is provided to the Depositary.

                            IMPORTANT TAX INFORMATION

          Under federal income tax law, a tendering shareholder whose tendered shares are accepted for purchase generally is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 contained herein. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to any shareholder with respect to Shares pursuant to the Offer may be subject to backup withholding.

          Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

          If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

          To prevent backup withholding on payments of the purchase price for Shares, each tendering shareholder generally is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (1) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding (see Part II of Substitute Form W-9).

What number to give the Depositary

          The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

          IMPORTANT: IF A SHAREHOLDER DESIRES TO ACCEPT THE OFFER, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                     The Information Agent for the Offer is:

                                    GEORGESON
                                 & COMPANY INC.
                                Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers call collect: (212) 440-9800

                    All Others Call Toll-Free: (800) 223-2064

--------------------------------------------------------------------------------
SUBSTITUTE FORM W-9      | PART I -- Taxpayer Identification Number (TIN)
                         |
Dept. of the Treasury    |
Internal Revenue Service | Please enter your correct number in the
                         | appropriate box below. NOTE: If the account is
Payer's Request for      | more than one name, see the chart on the enclosed
Taxpayer Identification  | form, Guidelines for Certification of Taxpayer
Number and Certification | Identification on Substitute Form W-9, for
                         | guidance on which number to enter.
                         |
                         | Your Social Security     Or   Employee Identification
                         | Number                        Number
                         |
                         | ----------------------        -----------------------
                         |
                         | If you do not have a TIN, see the instructions
                         | under "How to Get a TIN" and check the box below.
                         |
                         |                 TIN Applied For [  ]
                         |
                         | PART II - For Payees Exempt from Backup
                         | Withholding (See instructions)
--------------------------------------------------------------------------------
PART III Certification -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out Item (2) above if you have been notified by IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding, do not cross out Item (2) above.


Signature(s) of Registered Owner(s) or Authorized Agent. Your signature is both acknowledgment of the exchange and certification of your taxpayer identification number. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Please Sign

Signature(s)                                      Date
            --------------------------------------    -------------------------

----------------------------------------
          (Please Print)

(Signature(s) of Registered Owner(s) or Authorized Agent) Your signature is both acknowledgment of the exchange and certification of your taxpayer identification number.)
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.